Common Shares	6 Months Ended
Jun. 30, 2019
Equity [Abstract]
Common Shares	COMMON SHARES

During the second quarter of 2019, the Corporation issued approximately 2.8 million common shares under its at-the-market common equity program at an average price of $51.32 per share for gross proceeds of $142 million ($140 million net of commissions). The proceeds were used to fund capital expenditures.